EXHIBIT 99.1

WebsterBank•

November 15, 2019

To:	New Britain Renewable Energy 3 Great Pasture Road

Danbury, CT 068 IO

Re: Payoff of $221,116.80Promissory Note dated: March 14, 2014

Ladies/Gentlemen:

Reference is made to that certain (a) Promissory Note dated March 14, 2014 in the original principal amount of $1,400,000 (the "Loan") by New Britain Renewable Energy ("Borrower") in favor of Webster Bank, National Association ("Bank"); (b) Loan and Security Agreement Amendment dated March 14, 2014 by and between the Borrower and Bank; and (c) and any other documents dated on or about March 14, 2014 relative to the Loan (the documents described in (a), (b), and (c) collectively, the "Loan Documents").

The Bank has been informed that Borrower intends to pay off all indebtedness, obligations and other liabilities owing by Borrower to Bank under the Loan Documents. The payoff amount of $221,116.80 (the "Payoff Amount") as of November 22, 2019(the "Payoff Date") plus a per diem interest amount thereon of $32.73 or each day thereafter until the Payoff Amount is paid in full (the "Per Diem Amount"), represents the aggregate amount of all indebtedness, liabilities and obligations of any kind of Borrower to Bank which are now due and owing or will become due and owing by Borrower under the Loan Documents. The payoff includes an economic loss of $4,027.00. Wired funds must be received by Bank by 3:00 pm EDT or they will be considered received the next business day. The Payoff Amount, including any Per Diem Amount, should be paid to Bank pursuant to the following instructions:

Bank Name: Webster Bank, National Association ABA:XXXXXXXXX

Account No.: XXXXXXXX

For further credit to Commercial Loan Payoff;

Borrower Name: New Britain Renewable EnergyLoan No: XXXXX

Please be advised that effective automatically upon Bank's receipt, in immediately available funds, of the Payoff Amount, including any Per Diem Amount, if any, (1) all liens, security interests and other encumbrances in favor of Bank (whether individually or as agent) under any of the Loan Documents on any assets, whether real, personal or otherwise, of Borrower and/or any subsidiaries and affiliates of Borrower are automatically and irrevocably released and terminated without the necessity of any further action, (2) Borrower or Borrower's designee is authorized to prepare and file any and all releases and terminations necessary to terminate any and all UCC financing statements, intellectual property security agreements and other documents and agreements filed against Borrower or any subsidiaries or affiliates of Borrower by or on behalf of Bank or otherwise in effect under the Loan Documents, including without limitation the UCC financing statement set forth on Schedule A hereto, and Borrower shall be responsible for paying all fees and expenses relating to the filing of all such releases and terminations, (3) Bank releases all security agreements, mortgages and other liens filed with respect to all real property of Borrower or with respect to any other property of Borrower under the Loan Documents and will promptly execute and provide to Borrower any releases required to be filed with land records to effectuate any such releases, and releases from any such other instruments requiring the Bank's signature to release upon request from the Borrower, (4) Bank will promptly deliver to Borrower or to a person and address designated by Borrower all original securities or instruments held by it as collateral for the obligations of Borrower under the Loan Documents, (5) any landlord waivers in favor of the Bank for the Borrower's leased properties as collateral under the Loan Documents are automatically and irrevocably deemed terminated, and (6) all indebtedness, liabilities and obligations of any kind of Borrower owing to Bank under the Loan Documents will have been paid in full and all of the Loan Documents are terminated and of no further force or effect.

The Borrower (or Replacement Lender) agrees to send copies of all filed collateral release documents to the Administrative Agent for its records promptly after such release documents are filed.

This letter may be executed and acknowledged in counterparts, each of which shall constitute an original but all of which together shall constitute one and the same original. Counterparts may be delivered by facsimile or by email of a PDF or similar file for signature, with the intention that they shall have the same effect as an original counterpart thereof.

Webster Bank, National Association

By_/s/ Carol Carver_______________________

Carol Carver, SVP

WebsterBank

November 15. 2019

To:	New Britain Renewable Energy 3 Great Pasture Road

Danbury, CT 06810

Re: Payoff of $287,669.12Promissory Note dated: April 9, 2012

Ladies/Gentlemen:

Reference is made to that certain (a) Promissory Note dated April 9, 2012 in the original principal amount of $3,000,000 (the "Loan") by New Britain Renewable Energy ("Borrower")  in favor  of Webster Bank, National Association ("Bank"); (b) Loan and Security Agreement dated April 9, 2012 by and between the Borrower and Bank; and (c) and any other documents dated on or about April 9, 2012 relative to the Loan (the documents described in (a), (b), and (c) collectively, the "Loan Documents").

The Bank has been informed that Borrower intends to pay off all indebtedness, obligations and other liabilities owing by Borrower to  Bank under the Loan Documents. The payoff amount of

$287,669.12 (the "Payoff Amount") as of November 22, 2019 (the "Payoff Date") plus a per diem interest amount thereon of $40.16 or each day thereafter until the Payoff Amount is paid in full (the "Per Diem Amount”) represents the aggregate amount of all indebtedness, liabilities and obligations of any kind of Borrower to Bank which are now due and owing or will become due and owing by Borrower under the Loan Documents. The payoff includes an economic loss of $4,331.00. Wired funds must be received by Bank by 3:00 pm EDT or they will be considered received the next business day. The Payoff Amount, including any Per Diem Amount, should be paid to Bank pursuant to the following instructions:

Bank Name: Webster Bank, National Association ABA:	XXXXXXXXXX

Account No.: XXXXXXXX

For further credit to Commercial Loan Payoff;

Borrower Name: New Britain Renewable EnergyLoan No: XXXXXX

Please be advised that effective automatically upon Bank's receipt, in immediately available funds, of the Payoff Amount, including any Per Diem Amount, if any, (1) all liens, security interests and other encumbrances in favor of Bank (whether individually or as agent) under any of the Loan Documents on any assets, whether real, personal or otherwise, of Borrower and/or any subsidiaries and affiliates of Borrower are automatically and irrevocably released and terminated without the necessity of any further action, (2) Borrower or Borrower's designee is authorized to prepare and file any and all releases and terminations necessary to terminate any and all UCC financing statements, intellectual property security agreements and other documents and agreements filed against Borrower or any subsidiaries or affiliates of Borrower by or on behalf of Bank or otherwise in effect under the

Loan Documents, including without limitation the UCC financing statement set forth on Schedule A hereto, and Borrower shall be responsible for paying all fees and expenses relating to the filing of all such releases and terminations, (3) Bank releases all security agreements, mortgages and other liens filed with respect to all real property of Borrower or with respect to any other property of Borrower under the Loan Documents and will promptly execute and provide to Borrower any releases required to be filed with land records to effectuate any such releases, and releases from any such other instruments requiring the Bank's signature to release upon request from the Borrower, (4) Bank will promptly deliver to Borrower or to a person and address designated by Borrower all original securities or instruments held by it as collateral for the obligations of Borrower under the Loan Documents, (5) any landlord waivers in favor of the Bank for the Borrower's leased properties as collateral under the Loan Documents are automatically and irrevocably deemed terminated, and (6) all indebtedness, liabilities and obligations of any kind of Borrower owing to Bank under the Loan Documents will have been paid in full and all of the Loan Documents are terminated and of no further force or effect.

The Borrower (or Replacement Lender) agrees to send copies of all filed collateral release documents to the Administrative Agent for its records promptly after such release documents are filed.

This letter may be executed and acknowledged in counterparts, each of which shall constitute an original but all of which together shall constitute one and the same original. Counterparts may be delivered by facsimile or by email of a PDF or similar file for signature, with the intention that they shall have the same effect as an original counterpart thereof.

Webster Bank, National Association

By: _/s/ Carol Carver_______________________

Carol Carver, SVP